	MONTHLY PAYMENT STATEMENT TO NOTEHOLDERS

	Household Home Equity Loan Trust 2004-1

	Payment Number	4
	Beginning Date of Collection Period	01-Oct-04
	End Date of Collection Period	31-Oct-04
	Payment Date	22-Nov-04
	Previous Payment Date	20-Oct-04

	Funds Disbursement
	Collected Funds	39,898,635.90
	Available Payment Amount	39,536,150.35
	Principal Collections	31,491,804.26
	Net Interest Collections (1)	8,044,346.09
	Principal recoveries	-
	Servicing fee	362,485.55
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	39,898,635.90
	Interest Paid to Notes	1,576,913.33
	Principal Paid to Notes	37,959,237.02
	Ownership Interest - pursuant to Section 5.01 (a) (xii)	-
	Servicing Fee	362,485.55

	Pool Balance
	Beginning Pool Balance	869,965,331.74
	Principal Collections (including repurchases)	31,491,804.26
	Additional Principal Reduction Amount	7,358.80
	Ending Pool Balance	838,466,168.68

	Collateral Performance
	Cash yield (% of beginning balance, annualized)	8.88%
	Loss rate (net of principal recoveries; % of beginning balance)	0.01%
	Net yield	8.87%
	Realized Losses	7,358.80
	Cumulative Realized Losses	7,358.80
	Cumulative Loss Percentage	0.00%
	Delinquent Loans:
	One payment principal balance of loans	8,908,669.83
	One payment number of loans	95
	Two payments principal balance of loans	2,410,353.53
	Two payments number of loans	26
	Three-payments plus principal balance of loans	1,121,588.88
	Three-payments plus number of loans	11
	Two Payment-Plus Delinquency Percentage (for related Collection Period)
	Two Payment-Plus Rolling Average (for such Payment Date)	0.19%

	Home Equity Loan Detail
	Number of loans purchased or susbstituted pursuant to Section 2.02
	Principal balance of loans purchased or susbstituted pursuant to Section 2.02
	Number of loans purchased or susbstituted pursuant to Section 2.04
	Principal balance of loans purchased or susbstituted pursuant to Section 2.04
	Number of loans purchased or susbstituted pursuant to Section 3.01
	Principal balance of loans purchased or susbstituted pursuant to Section 3.01
	Substitution Adjustment Amounts	-

	Number outstanding beginning of period	8,445
	Number outstanding end of period	8,151
	Principal balance of all REO as of the end of the Collection Period
	Number of loans that went into REO during the Collection Period
	Principal balance of loans that went into REO during the Collection Period

	Overcollateralization
	Begin OC Amount	120,034,783.95
	OC Release Amount	0.00
	Extra Principal Payment	6,460,073.96
	Class A Extra Principal Payment Amount Paid	5,171,686.33
	Class M Extra Principal Payment Amount Paid	1,288,387.63
	End OC Amount	126,494,857.91

	Target OC Amount	167,648,524.20
	Interim OC Amount	120,034,783.95
	Interim OC Deficiency	47,613,740.25

	Monthly Excess Cashflow	6,460,073.96
	Principal Payment Amount	31,491,804.26
	Class A Principal Payment Amount	25,211,125.25
	Class M Principal Payment Amount	6,280,679.01
	Principal Collections	31,491,804.26
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Master Servicer Termination Event	No
	Event of Default	No
	Total Note Principal Amount divided by Total Original Note Principal Amount

	Interest Calculations
	1 month LIBOR	1.91000%
	Class A Formula Rate (1-mo. Libor plus 35 bps)	2.26000%
	Class A Note Rate	2.26000%
	Class M Formula Rate (1-mo. Libor plus 52 bps)	2.43000%
	Class M Note Rate	2.43000%
	Available Funds Cap	8.03091%

	Class A Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	45.019185
	2. Principal Payment per $1,000	43.249075
	3. Interest Payment per $1,000	1.770110

	B. Calculation of Class A Interest Due & Paid
	1. Class A Note Rate	2.26000%
	2. Days in Accrual Period	33

	3. Class A Interest Due	1,243,757.20
	4. Class A Interest Paid	1,243,757.20
	5. Class A Interest Carry Forward Amount Paid	-
	6. Class A Supplemental Interest Amount Paid	0.00

	7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
	8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Note Principal Amount, BOP	600,365,505.12
	2. Class A Principal Due	30,388,702.75
	3. Class A Principal Paid	30,388,702.75
	5. Class A Principal Carry Forward Amount Paid	0.00
	6. Class A unpaid Principal Carry Forward Amount	0.00
	7. Class A Note Principal Amount, EOP	569,976,802.37

	8. Class A Note Principal Amount as a % of Original Class A Note Principal Amount, EOP
	9. Class A Note Principal Amount as a % of the Pool Balance, EOP

	Class M Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	45.152335
	2. Principal Payment per $1,000	43.249075
	3. Interest Payment per $1,000	1.903260

	B. Calculation of Class M Interest Due & Paid
	1. Class M Note Rate	2.43000%
	2. Days in Accrual Period	33

	3. Class M Interest Due	333,156.13
	4. Class M Interest Paid	333,156.13
	5. Class M Interest Carry Forward Amount Paid	-
	6. Class M Supplemental Interest Amount Paid	-

	7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
	8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Note Principal Amount, BOP	149,565,042.67
	2. Class M Principal Due	7,570,534.27
	3. Class M Principal Paid	7,570,534.27
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Note Principal Amount, EOP	141,994,508.40

	7. Class M Note Principal Amount as a % of Original Class M Note Principal Amount, EOP
	8. Class M Note Principal Amount as a % of the Pool Balance, EOP

	Footnote:
(1)	As a result of a computer error, interest collections were understated. The amount of
	$1,967,819.07 has been included in Net Interest Collections for the current Collection Period
	and applied toward the Target OC Amount.

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2004-1

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of July 22, 2004 (the "Sales and Servicing Agreement"), by and among
HFC Revolving Corporation, as Depositor, the Master Servicer, U.S. Bank National
Assoication, as Indenture Trustee, HSBC Bank USA, National Association, as Administrator,
and Household Home Equity Loan Trust 2004-1, the Trust, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sales and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the Master
	Servicer under the Sales and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Payment Date occurring on November 22, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the Master
	Servicer has performed in all material respects all its obligations under the
	Sales and Servicing Agreement through the Collection Period preceding such
	Payment Date and that, except as my be noted on the Servicing Certificate
	related to a Trigger Event, no Master Servicer Termination has occurred
	since the prior Determination Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 19th day of November, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer